Exhibit 99.1
Investor Relations Contact:
Leslie Green
Green Communications Consulting, LLC
(650) 312-9060
leslie@greencommunicationsllc.com

NetLogic Microsystems Announces Third Quarter 2009 Financial Results

•	Q3 FY 2009 Net Revenues: $42.3 million

•	Q3 FY 2009 GAAP Net Loss: $3.9 million; $0.17 per share (diluted)

•	Q3 FY 2009 Non-GAAP Net Income: $11.0 million; $0.45 per share (diluted)

MOUNTAIN VIEW, Calif. – November 3, 2009 – NetLogic Microsystems, Inc. (NASDAQ: NETL), the leader in the design and development of knowledge-based processors and high-speed integrated circuits, today announced financial results for its third quarter ended September 30, 2009.

Revenue for the third quarter of 2009 was $42.3 million, a 30.3% sequential increase from $32.5 million for the second quarter of 2009 and a 10.4% increase from $38.3 million for the third quarter of 2008.

Third quarter 2009 net loss, determined in accordance with generally accepted accounting principles (GAAP), was $3.9 million or $0.17 per diluted share. By comparison, GAAP net income was $1.3 million or $0.06 per diluted share for the third quarter of 2008.  GAAP net loss included stock-based compensation expense, the amortization of intangible assets, fair value inventory adjustments, acquisition-related costs, and interest income on a $15.0 million bridge loan to RMI Corporation.  Excluding these items, non-GAAP net income for the third quarter of 2009 was $11.0 million or $0.45 per diluted share, compared with $0.42 per diluted share for the third quarter of 2008.

Management Qualitative Comments

“This was another outstanding quarter for NetLogic Microsystems,” said Ron Jankov, president and CEO. “Continued positive trends in the wireless and wireline infrastructure markets, coupled with the early signs of a recovery taking place in the enterprise market resulted in strong demand for our products.  During the quarter, we enjoyed the successful launch of several key designs with several of our tier one customers.  Additionally, we are very pleased to have just completed our merger with RMI, which greatly expands our addressable market and provides tremendous opportunity for additional growth.  This merger comes at a time when both companies are at their strongest competitively and when the market opportunity is ideally matched to our respective product portfolios and technology roadmaps.  We are excited to leverage our combined strengths to expand our reach in the market and influence the architectural development of next generation communications infrastructure.”

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

 Recent Highlights

•
NetLogic Microsystems completed its merger with RMI Corporation, a leading provider of high-performance and low-power multi-core, multi-threaded processors.  The merger enables NetLogic Microsystems to further expand into the high-performance "data-in-flight" processing market. RMI's cutting-edge XLP™, XLR® and XLS® Multi-Core, Multi-Threaded Processors will complement NetLogic Microsystems' existing portfolio of knowledge-based processors, content processors, network search engines and 10-100 Gigabit Ethernet PHY products.

•
The company continues to expand its physical layer product portfolio and recently announced production availability of its new NLP1220 dual-port FibreChannel PHY device. This device offers best-in-class power consumption and latency to customers developing next-generation data center switches and connected storage devices.

•
NetLogic Microsystems received the 2009 Excellence in Supplier Account Team Service Award from Cisco Systems. This prestigious award recognized NetLogic Microsystems for providing exemplary performance in teamwork, communication, and responsiveness to Cisco's business directives.

•
The company completed the migration of its entire knowledge-based processor family, including the NL7000, NL8000, NL9000 and NETLite™ product families, to the industry-leading 55nm process node.  The migration to this advanced technology process allows the company to deliver products featuring smaller die size, higher performance, lower power consumption and a better cost structure.

•
NetLogic Microsystems announced the completion of the acquisition of certain assets associated with Integrated Device Technology Inc.’s (IDT) network search engine products in mid-July 2009. The acquisition includes IDT’s search accelerator, network search engine and route accelerator product families and related patents and intellectual property.

•
NetLogic Microsystems and Taiwan Semiconductor Manufacturing Company announced their collaboration on the industry-leading 40nm-G semiconductor process technology for NetLogic Microsystems’ next-generation advanced knowledge-based processors and 10/40/100 Gigabit Ethernet physical layer (PHY) solutions.  NetLogic Microsystems is one of first companies to tape-out and sample multiple silicon products in TSMC’s advanced 40nm technology node.

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

Conference Call

NetLogic Microsystems will hold its third quarter 2009 financial results conference call today at 1:30 p.m. Pacific time.  To listen to the conference call, dial (866) 700-6979 ten minutes prior to the start of the call, using the passcode 14054819. International callers, dial (617) 213-8836. A taped replay will be made available approximately two hours after the conclusion of the call and will remain available for one week. To access the replay, dial (888) 286-8010 and enter passcode 59669302. International callers dial (617) 801-6888.

The conference call will be available via a live webcast on the investor relations section of NetLogic Microsystems’ web site at http://www.netlogicmicro.com.  Access the web site 15 minutes prior to the start of the call to download and install any necessary audio software.  An archived webcast replay will be available on the web site for three months.

About NetLogic Microsystems

NetLogic Microsystems, Inc. (NASDAQ: NETL), a fabless semiconductor company headquartered in Mountain View, California, designs, develops and markets high-performance knowledge-based processors and high-speed integrated circuits that accelerate the delivery of voice, video, data and multimedia content for advanced enterprise, datacenter, communications and mobile wireless networks. NetLogic Microsystems’ products include high-performance knowledge-based processors, application-aware content processors, 10-Gigabit Ethernet interconnects and network search engines that are being deployed by Tier 1 original equipment manufacturers (OEMs) in leading systems such as routers, switches, wireless infrastructure equipment, network security appliances, datacenter servers, network access equipment and network storage devices. NetLogic Microsystems' knowledge-based processors and content processors employ an advanced processor architecture and a large knowledge or signature database containing information on the network, as well as applications and content that run on the network, to make complex decisions about individual packets of information traveling through the network. NetLogic Microsystems’ products significantly enhance the performance and functionality of next-generation networks that are designed to deliver high-definition video delivery over the Internet (IPTV), media-rich content over advanced mobile wireless services, voice transmission over the Internet (VoIP) and network security applications. For more information about products offered by NetLogic Microsystems, call +1-650-961-6676 or visit the NetLogic Microsystems Web site at http://www.netlogicmicro.com.

NetLogic Microsystems and the NetLogic Microsystems logo are trademarks of NetLogic Microsystems, Inc. All other trademarks are the sole property of their respective holders.

“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this press release regarding NetLogic Microsystems’ business which are not historical facts may be “forward-looking statements” that involve risks and uncertainties. Forward-looking statements are based on certain assumptions and expectations of future events that are subject to risks and uncertainties. Actual results and trends may differ materially from historical results or those projected in any such forward-looking statements depending on a variety of factors. These factors include, but are not limited to, customer acceptance and demand for our products, the volume of sales to our principal product customers, the timing of our receipt of customer orders during the quarter, manufacturing yields for our products, the timing of manufacture and delivery of product by our foundry suppliers, potential warranty claims and product defects, the length of our sales cycles, our average selling prices, our ability to successfully develop and sell new products, the effects of any business acquisitions that we might make, the strength of the OEM networking equipment market and the cyclical nature of that market and the semiconductor industry. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s reports on Forms 10-K and 10-Q, as well as other reports that NetLogic Microsystems files from time to time with the Securities and Exchange Commission which are available at http://www.sec.gov. All forward-looking statements are qualified in their entirety by this cautionary statement, and NetLogic Microsystems undertakes no obligation to update publicly any forward-looking statement for any reason, except as required by law, even as new information becomes available or other events occur in the future.

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(IN THOUSANDS, EXCEPT FOR PER SHARE AMOUNTS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Revenue	$42,314	$38,311	$105,165	$109,034
Cost of revenue*	21,498	16,802	49,029	48,167
Gross profit	20,816	21,509	56,136	60,867
Operating expenses:
Research and development*	16,087	13,629	42,421	38,192
Selling, general and administrative*	7,740	7,195	21,912	19,904
Acquisition-related costs	1,425	-	2,760	-
Total operating expenses	25,252	20,824	67,093	58,096
Income (loss) from operations	(4,436)	685	(10,957)	2,771
Interest and other income, net	(196)	403	223	1,148
Income (loss) before income taxes	(4,632)	1,088	(10,734)	3,919
Provision for (benefit from) income taxes	(779)	(168)	(808)	(796)
Net income (loss)	$(3,853)	$1,256	$(9,926)	$4,715
Net income (loss) per share - Basic	$(0.17)	$0.06	$(0.45)	$0.22
Net income(loss) per share - Diluted	$(0.17)	$0.06	$(0.45)	$0.21
Shares used in calculation - Basic	22,247	21,630	21,988	21,360
Shares used in calculation - Diluted	22,247	22,760	21,988	22,379

*	Includes the following amounts of stock-based compensation (in thousands):

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Cost of revenue	$164	$231	$519	$837
Research and development	3,733	2,739	9,345	6,534
Selling, general and administrative	2,555	1,612	6,906	4,186
Total	$6,452	$4,582	$16,770	$11,557

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

Non-GAAP Financial Information

In addition to disclosing financial results calculated in accordance with U.S. generally accepted accounting principles (GAAP), this announcement of operating results contains non-GAAP financial measures that exclude the income statement effects of stock-based compensation, amortization of intangible assets, fair value adjustments of acquired inventory, deferred tax asset valuation allowance, acquisition-related costs, interest income on a bridge loan to RMI Corporation and the effects of excluding stock-based compensation upon the number of diluted shares used in calculating non-GAAP earnings per share.

We excluded stock-based compensation expense which is non-cash in nature and is difficult to predict as its valuation is affected by market forces that are not within the control of management. We also exclude amortization of intangibles, deferred tax asset valuation allowance, acquisition-related costs, interest income on RMI bridge note, and fair value adjustments related to acquired inventory, as they are considered  unrelated to our core operating performance.

We use the non-GAAP financial measures that exclude these items to make strategic decisions, forecast future results and evaluate the Company’s current performance. We believe that the presentation of non-GAAP financial measures that exclude these items is useful to investors because we do not consider these charges either part of the day-to-day business or reflective of the core operational activities of the Company that are within the control of management or that are used to evaluate management’s operating performance.

The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and the financial results calculated in accordance with GAAP and reconciliations to those financial statements should be carefully evaluated. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The Company has provided reconciliations of the non-GAAP financial measures to the most directly comparable GAAP financial measures. For additional information regarding these non-GAAP financial measures, and management’s explanation of why it considers such measures to be useful, refer to the Form 8-K dated November 3, 2009 that the Company has submitted to the Securities and Exchange Commission.

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP NET INCOME (LOSS) TO NON-GAAP NET INCOME
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
GAAP net income (loss)	$(3,853)	$1,256	$(9,926)	$4,715
Reconciling items:
Stock-based compensation	6,452	4,582	16,770	11,557
Amortization of intangible assets	5,123	3,325	11,773	9,975
Fair value adjustment related to the acquired inventory	2,262	635	2,262	1,423
Acquisition-related costs	1,425	-	2,760	-
Interest income on RMI bridge note	(375)	-	(500)	-
Establishment of deferred tax asset valuation allowance	-	-	2,988	-
Non-GAAP net income	$11,034	$9,798	$26,127	$27,670

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP DILUTED NET INCOME (LOSS) PER SHARE TO
NON-GAAP DILUTED NET INCOME PER SHARE
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
GAAP net income (loss) per share - Diluted	$(0.17)	$0.06	$(0.45)	$0.21
Reconciling items:
Stock-based compensation	0.26	0.19	0.70	0.50
Amortization of intangible assets	0.21	0.14	0.49	0.43
Fair value adjustment related to the acquired inventory	0.09	0.03	0.09	0.06
Acquisition-related costs	0.06	-	0.11	-
Interest income on RMI bridge note	(0.02)	-	(0.02)	-
Establishment of deferred tax asset valuation allowance	-	-	0.12	-
Difference in shares count between diluted GAAP and diluted non-GAAP calculation	0.02	-	0.05	-
Non-GAAP net income per share - Diluted	$0.45	$0.42	$1.09	$1.20

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF THE SHARES USED FOR GAAP DILUTED
NET INCOME (LOSS) PER SHARE CALCULATION TO THE SHARES USED FOR
NON-GAAP DILUTED NET INCOME PER SHARE CALCULATION
(IN THOUSANDS)
(UNAUDITED)

	Three months ended		Nine months ended
	September 30, 2009	September 30, 2008	September 30, 2009	September 30, 2008
Shares used in calculation - Diluted (GAAP)	22,247	22,760	21,988	22,379
The effect of removing stock-based compensation expense under FAS 123(R) for Non-GAAP presentation purpose	790	707	944	678
The effect of dilutive potential common shares due to reporting non-GAAP net income	1,628	-	1,114	-
Shares used in calculation - Diluted (Non-GAAP)	24,665	23,467	24,046	23,057

NETLOGIC MICROSYSTEMS, INC.
RECONCILIATION OF GAAP GROSS MARGIN TO NON-GAAP GROSS MARGIN
(IN THOUSANDS, EXCEPT PERCENTAGES)
(UNAUDITED)

	Three months ended				Nine months ended
	September 30, 2009		September 30, 2008		September 30, 2009		September 30, 2008
Total GAAP gross margin	$20,816	49.2%	$21,509	56.1%	$56,136	53.4%	$60,867	55.8%
Reconciling items:
Stock-based compensation	164	0.4%	231	0.6%	519	0.5%	837	0.8%
Amortization of intangible assets	4,778	11.3%	2,980	7.8%	10,738	10.2%	8,940	8.2%
Fair value adjustment related to acquired inventory	2,262	5.3%	635	1.7%	2,262	2.2%	1,423	1.3%
Total Non-GAAP gross margin	$28,020	66.2%	$25,355	66.2%	$69,655	66.2%	$72,067	66.1%

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NetLogic Microsystems, Inc. Announces Third Quarter 2009 Results
November 3, 2009

NETLOGIC MICROSYSTEMS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(IN THOUSANDS)
(UNAUDITED)

	September 30, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$33,374	$83,474
Short-term investments	-	13,067
Accounts receivables, net	10,523	8,382
Inventories	21,529	13,707
Deferred income taxes	2,863	3,217
Prepaid expenses and other current assets	10,713	1,937
Total current assets	79,002	123,784
Property and equipment, net	7,110	5,513
Goodwill	89,965	68,712
Intangible asset, net	91,411	39,538
Other assets	20,909	8,224
Total assets	$288,397	$245,771
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$12,274	$7,618
Accrued liabilities	18,143	25,920
Deferred margin	1,005	1,638
Term notes, current	9,812	-
Software licenses and other obligations, current	1,608	755
Total current liabilities	42,842	35,931
Line of credit and term notes, long-term	18,362	-
Software licenses and other obligations, long-term	1,145	464
Other liabilities	9,684	9,109
Total liabilities	72,033	45,504
Stockholders' equity
Preferred stock	-	-
Common stock	224	219
Additional paid-in capital	302,047	276,042
Accumulated other comprehensive income (loss)	-	(13)
Accumulated deficit	(85,907)	(75,981)
Total stockholders' equity	216,364	200,267
Total liabilities and stockholders' equity	$288,397	$245,771

CONTACT: Green Communications Consulting, LLC
Leslie Green, 650-312-9060 (Investor Relations)
leslie@greencommunicationsllc.com
SOURCE: NetLogic Microsystems, Inc.